SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  March 4, 2003
                Date of report (Date of earliest event reported)


                                 ENUCLEUS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                   0-14039                           11-2714721
           ----------------------       ----------------------------------
          (Commission File Number)     (I.R.S. Employer Identification No.)




                               15545 S. 71st Court
                              Orland Park, IL 60462
                     --------------------------------------
                    (Address of Principal Executive Offices)


                                  708/444-7300
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

On December 30, 2002 eNucleus (the "Company") announced its decision to terminate the equity line financing arrangement with Cornell Capital, LLC. In connections with this decision, the Company has also withdrawn its SB-2 registration statement for 11.4 million shares.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            ENUCLEUS, INC.
                                            (Registrant)

Date:  March 4, 2003                        By:  /s/  John C. Paulsen
                                               --------------------------------
                                                      John C. Paulsen,
                                                      Chairman of the Board,
                                                      Chief Executive and
                                                      Financial Officer